UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

(a) On October 10, 2019, Flux Power, Inc. (“Flux”), a wholly-owned subsidiary of Flux Power Holdings, Inc. (the “Registrant”), entered into the Second Amended and Restated Credit Facility Agreement (“Credit Facility”) with Esenjay Investments, LLC (“Esenjay”), Cleveland Capital, L.P. (“Cleveland”), and other lenders (the “Lenders” or the “Lender”) for a $10,000,000 line of credit (“LOC”) due December 31, 2019. On December 31, 2019, Flux, Esenjay, Cleveland and the Lenders amended each of their respective secured promissory note under the Credit Facility to (i) increase the LOC from $10,000,000 to $12,000,000, (ii) extend the maturity date of their respective secured promissory note under the Credit Facility from December 31, 2019 to June 30, 2020, and (iii) capitalize all accrued and unpaid interest to the principal amount as of December 31, 2019.

Effective as of June 30, 2020, Flux and Esenjay, holder of the Amended and Restated Secured Promissory Note issued on March 28, 2019, and as amended on October 10, 2019 and December 31, 2019 (“Esenjay Original Note”), executed the Third Amendment to the Amended and Restated Secured Promissory Note (“Esenjay Amendment,” and together with the Esenjay Original Note, the “Esenjay Note”) which (i) extends the maturity date of the Esenjay Note from June 30, 2020 to December 31, 2020, and (ii) capitalizes all accrued and unpaid interest to the principal amount as of June 30, 2020.

Effective as of June 30, 2020, Flux and the other Lenders (other than Esenjay) executed the Third Amendment to the Secured Promissory Note (“Lender Amendment”) to amend each of their respective secured promissory note under the Credit Facility (“Lender Note”) to (i) extend the maturity date of the Lender Note from June 30, 2020 to December 31, 2020, and (ii) capitalize all accrued and unpaid interest to the principal amount as of June 30, 2020.

(b) Effective as of June 30, 2020, Flux and Cleveland, in its capacity as a holder of the Unsecured Promissory Note issued on July 3, 2019 (“Original Note”), as amended by that (i) certain First Amendment to the Unsecured Promissory Note dated September 1, 2019 (“First Amendment”), (ii) certain Second Amendment to the Unsecured Promissory Note dated December 3, 2019 (“Second Amendment”), (iii) that certain Third Amendment to the Unsecured Promissory Note dated December 31, 2019 (“Third Amendment”), (iv) that certain Fourth Amendment to the Unsecured Promissory Note dated March 31, 2020 (“Fourth Amendment”), (v) that certain Fifth Amendment to the Unsecured Promissory Note dated April 30, 2020 (“Fifth Amendment”), and (vi) that certain Sixth Amendment to the Unsecured Promissory Note dated May 29, 2020 (the “Sixth Amendment” and together with the Original Note, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, the “Amended Note”), executed the Seventh Amendment to the Unsecured Promissory Note (“Seventh Amendment”) which (i) extends the maturity date of the Amended Note from June 30, 2020 to July 31, 2020, and (ii) capitalized all accrued and unpaid interest to the principal amount. The Amended Note was issued pursuant to that certain Loan Agreement dated July 3, 2019 by and among, Flux, the Registrant and Cleveland.

The summary of the Esenjay Amendment, Lender Amendment, and Seventh Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Esenjay Amendment, Lender Amendment, and Seventh Amendment, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 3.02	Unregistered Sales of Equity Securities.

In connection with the private placement of up to 2,000,000 share of Registrant’s Common Stock, par value $0.001 (“Shares”) to accredited investors for an aggregate amount of up to approximately $8,000,000, or $4.00 per share of Common Stock (the “Offering”), on June 30, 2020, the Registrant completed an initial closing of the Offering, to which it sold an aggregate of 275,000 Shares at $4.00 per share, for an aggregate purchase price of $1,100,000 to six accredited investors. The $1,100,000 aggregate purchase price for these Shares was paid in cash to the Registrant.

Esenjay and Ronald Dutt, the Registrant’s president and chief executive officer, participated in this Offering in the amount of $300,000 and $50,000, respectively.

The Shares offered and sold in the Offering have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Shares were offered and sold to the accredited investors in reliance upon exemptions from registration pursuant to Rule 506(b) of Regulation D promulgated under Section 4(a)(2) under the Securities Act.

Item 8.01	Other Events.

On June 30, 2020, following the initial closing of the Offering, Esenjay converted $4,400,000 of the Esenjay Note, which consisted of debt plus accrued interest, into the Shares at $4.00 per share, for an aggregate of 1,100,000 Shares (“Conversion”). In addition, on June 26, 2020, Esenjay partially assigned $1,350,000 of the Esenjay Note to certain creditors of Esenjay as settlement of obligations owed by Esenjay to such creditors. The total amount of debt and accrued interest converted under the Esenjay Note and Lender Notes was $7,763,005. As of June 30, 2020, and following the Conversion, Esenjay has $823,417 outstanding under the Esenjay Note and the Other Lenders have an aggregate of $4,072,671 outstanding under the Lender Notes for a combined total of $4,896,088 outstanding under the LOC.

Esenjay is a major shareholder of the Registrant (beneficially owning approximately 58.3% of the outstanding Shares as of June 30, 2020, following the Conversion and the Private Placement). Michael Johnson, a current member of the Registrant’s board of directors, is a director and beneficial owner of Esenjay.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Third Amendment to the Amended and Restated Secured Promissory Note – Esenjay Investments, LLC
10.2	Form of Third Amendment to the Secured Promissory Note – Lenders
10.3	Seventh Amendment to the Unsecured Promissory Note- Cleveland Capital, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

Dated: July 7, 2020

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